FORM 8-K

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Date of Report (date of earliest event reported) September 10,  2009

Commission File No. 0-29373

Seychelle Environmental Technologies, Inc.
(Exact Name of registrant as specified in its charter)

Nevada	33-6159915
(State or other jurisdiction	(IRS Employer File Number)
of incorporation)

32963 Calle Perfecto
San Juan Capistrano, California	92675
(Address of principal executive offices)	(zip code)

(949) 234-1999
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

 References in this document to "us," "we," “Seychelle” or "Company" refer to Seychelle Environmental Technologies, Inc., a Nevada corporation and our wholly-owned subsidiary, Seychelle Water Technologies, Inc., also a Nevada corporation.

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

(i)  On September 10, 2009, our Board of Directors voted to dismiss our independent registered public accounting firm, Seale and Beers, CPAs, of Las Vegas, Nevada  and  to replace them with GBH CPAs, PC, of Houston, Texas.  As of that date, GBH CPAs, PC formally accepted us as a client for the fiscal year ending February 28, 2010 audit of our consolidated financial statements and will re-audit our consolidated financial statements for the fiscal year ended February 28, 2009, which will be included in our 2010 annual report reported on Form 10-K.  Seale and Beers, CPAs has previously rendered no opinion or consents on our consolidated financial statements for the fiscal year ended February 28, 2009.

(ii)  The dismissal of Seale and Beers, CPAs was approved by our Board of Directors.

(iii)  During the period through September 10, 2009, there were no disagreements between us and Seale and Beers, CPAs with respect to our accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of Seale and Beers, CPAs would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, there were no reports of Seale and Beers, CPAs which contained an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

(iv)  During the fiscal year ended February 28, 2009 and through September 10, 2009 there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished Seale and Beers, CPAs with a copy of this Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (SEC).  The Company also requested that Seale and Beers, CPAs furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter furnished by Seale and Beers, CPAs in response to that request dated September 10, 2009, is filed as Exhibit 16.3 to this Report on Form 8-K.

We have authorized Seale and Beers, CPAs to respond fully to inquiries of GBH CPAs, PC concerning our consolidated financial statements.

(b)	New Independent Registered Public Accounting Firm

We engaged GBH CPAs, PC as our new independent registered public accounting firm as of September 10, 2009.  During the two most recent fiscal years and through September 10, 2009, the Company has not consulted with GBH CPAs, PC regarding any of the following:

(1)
The application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by GBH CPAs, PC that GBH CPAs, PC concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(2)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(3)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is filed herewith:

Exhibit	Description

16.3	Letter from Seale and Beers, CPAs to the Securities and Exchange Commission dated September 10, 2009
.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
Date: September 10, 2009	By:	/s/ Carl Palmer
Carl Palmer
President